UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

1351 Holiday Square Blvd. Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Regulation FD Disclosure.

As previously disclosed, on September 25, 2018, a shareholder action was filed against Globalstar, Inc. (the “Company” or “Globalstar”), members of the Board of Directors, Thermo Companies, Inc., and certain members of Globalstar management in the Court of Chancery of the State of Delaware (the “Court”), captioned Mudrick Capital Management, LP, et al. v. Monroe, et al., C.A. No. 2018-0699-TMR (the "Action"). As previously disclosed, on December 14, 2018, all parties to the Action, including plaintiffs Mudrick Capital Management, L.P. (“Mudrick Capital”) and Warlander Asset Management (“Warlander”, and, together with Mudrick Capital, the “Plaintiffs”), entered into a stipulation and agreement of settlement, compromise and release of stockholder derivative action (the “Settlement Agreement”) to settle all claims asserted against all defendants in the Action.

On January 25, 2019, the Court issued an order (the “Order”) scheduling a hearing on April 1, 2019, at 11:00 a.m., in Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, located at 500 North King Street, Wilmington, Delawaware, 19801, to determine, among other things, whether it should issue an order approving the proposed settlement pursuant to the Settlement Agreement. Pursuant to the Court’s Order, no later than March 22, 2019, any objections to the settlement must be filed in writing with the Court (together with the other requisite information) and duly served, in each case, in accordance with the requirements specified in the Notice of Pendency and Proposed Settlement (the “Notice”), a copy of which is attached hereto as Exhibit 99.1. Additional information concerning the terms of the proposed settlement and the April 1, 2019 hearing may also be found in the Notice. The Company will publish the Notice, the Settlement Agreement and the Plaintiffs’ complaint in the “Investor Relations” section of the Company’s website, www.globalstar.com.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

99.1    Notice of Pendency and Proposed Settlement of Stockholder Derivative Action

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ Rebecca S. Clary
Rebecca S. Clary
Vice President and Chief Financial Officer

Date: February 1, 2019